UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Rally Software Development Corp.
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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on June 19, 2014. Meeting Information RALLY SOFTWARE DEVELOPMENT CORP. Meeting Type: Annual Meeting For holders as of: April 22, 2014 Date: June 19, 2014 Time: 8:00 AM MDT Location: St. Julien Hotel and Spa 900 Walnut Street Boulder, CO 80302 You are receiving this communication because you hold shares in the company named above. RALLY SOFTWARE DEVELOPMENT CORP. 3333 WALNUT STREET This is not a ballot. You cannot use this notice to vote these BOULDER, CO 80301 shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See the reverse side of this notice to obtain M75096-P52465 proxy materials and voting instructions.

Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  NOTICE PROXY STATEMENT ANNUAL REPORT  How to View Online:  Have the information that is printed in the box marked by the arrow (XXXX XXXX XXXX) (located on the g following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:  1) BY INTERNET: www.proxyvote.com  2) BY TELEPHONE: 1-800-579-1639  3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow g(XXXX XXXX XXXX) (located on the following page) in the subject line.  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 5, 2014 to facilitate timely delivery.  How To Vote  Please Choose One of the Following Voting Methods  Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow g(XXXX XXXX XXXX) (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.  M75097-P52465 Vote By Phone: To vote by telephone, go to www.proxyvote.com to view the proxy materials and obtain the toll free number to call. Have the information that is printed in the box marked by the arrow g(XXXX XXXX XXXX) (located on the following page) available and follow the instructions.  Shareholder Meeting Registration: To vote and/or attend the meeting,go to “shareholder meeting registration” link at www.proxyvote.com.

Voting Items 2. To ratify the selection of KPMG LLP as Rally Software's independent registered public accounting fi rm for the fi scal year ending January 31, 2015. NOTE: In their discretion, the proxyholders are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 01) Thomas F. Bogan 02) Timothy V. Wolf 1. Election of Directors Nominees: The Board of Directors recommends you vote FOR each of the following nominees: The Board of Directors recommends you vote FOR proposal 2. M75098-P52465

M75099-P52465